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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2004

Amphenol Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10879 (Commission File Number)	22-2785165 (IRS Employer Identification Number)
358 Hall Avenue Wallingford, Connecticut (Address of principal executive offices)		06492 (Zip Code)

(203) 265-8900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On September 9, 2004, Amphenol Corporation (the "Company") entered into an Underwriting Agreement dated September 9, 2004 (the "Underwriting Agreement") with Citigroup Global Markets Inc., as underwriter (the "Underwriter") and certain stockholders named therein (the "Selling Stockholders"), with respect to the offer and sale by the Selling Stockholders and the purchase by the Underwriter, of 6,656,814 shares of the Company's Class A Common Stock, par value $.001.

        The Underwriting Agreement is attached as Exhibit 1.1 hereto.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

1.1
Underwriting Agreement dated September 9, 2004, by and among the Company, the Underwriter and the Selling Stockholders.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2004	AMPHENOL CORPORATION

	By:	/s/ EDWARD C. WETMORE
		Name: Title:	Edward C. Wetmore Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement dated September 9, 2004, by and among the Company, the Underwriter and the Selling Stockholders.

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SIGNATURES
INDEX TO EXHIBITS